TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME [Abstract]
Schedule of Profits (Losses) from Continuing Operations

	Year ended December 31,
	2 0 1 2	2 0 1 1	2 0 1 0
	(in thousands)
Net profit (loss) as reported in the
statements of operations	$338	$747	$(21)
Statutory tax rate	25%	24%	25%
Income Tax under statutory tax rate	$84	$179	$(5)

Less valuation allowance	(84)	(179)	5

Actual income tax	$-	$-	$-